UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2015

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 4, 2015, The Interpublic Group of Companies, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Elliott Associates, L.P. and Elliott International, L.P. (together, “Elliott”) pertaining to, among other things, the election of directors to the Company’s Board of Directors (the “Board”) at the 2015 Annual Meeting of Company stockholders (the “2015 Meeting”) and the formation of a finance committee of the Board (the “Finance Committee”).  Pursuant to the Agreement, subject to conditions, Elliott agreed to certain standstill and voting provisions.

Under the terms of the Agreement, the Board will expand the size of the Board to ten members, with Jill M. Considine and Richard A. Goldstein retiring from the Board and Deborah G. Ellinger, Henry S. Miller and Jonathan F. Miller being appointed to the Board..  The Board will also form a Finance Committee for the purpose of assisting the Board in reviewing and analyzing financial matters and operations.

Under the terms of the Agreement, Elliott agreed to vote, or cause to be voted, all shares of the Company’s common stock owned by Elliott or its controlled or controlling affiliates in favor of the directors nominated by the Board at the 2015 Meeting.  Under the terms of the Agreement, Elliott has agreed to customary standstill restrictions until the earlier of (x) the date that is 35 days prior to the last day of the time period, established pursuant to the Company’s bylaws, to deliver notice to the Company of business to be brought before the 2016 Annual Meeting of Company stockholders and (y) January 21, 2016 (the “Expiration Date”), unless earlier terminated in accordance with the Agreement.

The description of the Agreement contained herein is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference.

Item 8.01.  Other Events

On February 5, 2015, the Company issued a press release related to the matters described above.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1:	Agreement, dated February 4, 2015, between The Interpublic Group of Companies, Inc., Elliott Associates, L.P. and Elliott International, L.P.

Exhibit 99.1:	Press release issued by The Interpublic Group of Companies, Inc. on February 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: February 5, 2015	By:	/s/ Andrew Bonzani
		Name:	Andrew Bonzani
		Title:	Senior Vice President, General Counsel
and Secretary